REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is entered into as of October 30, 1998, by and between LEISURE VENTURES PTE LTD., a corporation organized under the laws of Singapore ("Seller"), KINGDOM PLANET HOLLYWOOD, LTD., an exempted company incorporated in the Cayman Islands with limited liability ("Investor") and PLANET HOLLYWOOD INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware (the "Company").

     WHEREAS, Seller and Investor have entered into a Stock Purchase Agreement dated as of August 17, 1998 (the "Stock Purchase Agreement"), whereby Seller has agreed to sell to Investor, Ten Million (10,000,000) shares of Class A Common Stock, par value $0.01 per share, of the Company (the "Purchased Shares").

     WHEREAS, the closing of the Stock Purchase Agreement is contingent on certain events, including, but not limited to, (i) effectiveness of an SEC registration statement covering the resale of the Purchased Shares by Investor, and (ii) the agreement by the Company to indemnify Investor for certain misstatements or omissions in such registration statement.

     WHEREAS, exclusive of the Purchased Shares, Investor beneficially owns Five Million Six Hundred Ninety-nine Thousand Two Hundred Thirty-seven (5,699,237) shares of the Company's Class A Common Stock (the "Previously Owned Shares") (the Purchased Shares and Previously Owned Shares to be collectively referred to herein as the "Registerable Securities").

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. RECITALS. The parties hereby agree that the aforementioned recitals are true and correct and, together with the definitions set forth therein and in the preamble to this Agreement, are hereby incorporated into this Agreement by this reference.

          2. REQUIRED REGISTRATION.

              (a) The Company agrees to register under the Securities Act of 1933, as amended (the "Act"), the resale of the Registerable Securities by Investor. The Company, however, is obligated to effect only one registration pursuant to this Section 2.

              (b) The Company shall, as expeditiously as reasonably possible:

                    (i) Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 or statements or similar documents (the "S-3 Registration Statement") with respect to the Registerable Securities, other than any Registerable Securities excluded by Investor, and thereafter use its best efforts to cause the S-3 Registration Statement to become effective, and keep the S-3 Registration Statement effective at all times until all Registerable Securities covered by such S-3 Registration Statement are sold;

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                    (ii) Prepare and file with the SEC such amendments
(including post-effective amendments) and supplements to the S-3 Registration Statement and the prospectus used in connection with the S-3 Registration Statement as may be necessary to keep the S-3 Registration Statement effective during the term provided for in Section 2(b)(i) hereof and, during such period, comply with the provisions of the Act with respect to the disposition of all Registerable Securities covered by the S-3 Registration Statement until such date;

                    (iii) Promptly furnish to Investor such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto (in each case including all exhibits), as may be reasonably requested in conformity with the requirements of the Act;

                    (iv) Promptly notify Investor, at any time when a prospectus relating to the Registerable Securities covered by the S-3 Registration Statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in the S-3 Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall promptly amend or supplement the S-3 Registration Statement to correct any such untrue statement or omission so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and promptly furnish to Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary;

                    (v) Promptly notify Investor of the issuance by the SEC of any stop order suspending the effectiveness of the S-3 Registration Statement or the initiation of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

                    (vi) Use its best efforts to register and qualify the Registerable Securities included in the S-3 Registration Statement under such other securities or "blue sky" laws of such states as shall be reasonably requested by Investor for the distribution of the Registerable Securities; provided, however, that the Company shall not be required to qualify to do business, to file a general consent to service of process or to subject itself to taxation in any state or jurisdiction in which it is not now so qualified or taxed;

                    (vii) Use all reasonable efforts to cause the Company's Class A Common Stock to continue to be listed on the New York Stock Exchange and all other exchanges on which it is currently listed for so long as the Company has an obligation to maintain the effectiveness of the S-3 Registration Statement; and

                    (viii) Provide a transfer agent and registrar for the Registerable Securities for so long as the Company has an obligation to maintain the effectiveness of the S-3 Registration Statement.


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              (c) If Investor elects to offer any or all of the Registerable
Securities pursuant to an underwritten public offering (other than pursuant to Section 3 hereof), Investor shall have the right to select the investment bankers(s) and manager(s) to administer the offering, subject to the Company's approval, which shall not be unreasonably withheld. In such event, in addition to its obligations under Section 2(b), the Company shall, as expeditiously as reasonably possible:

                    (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other reasonable actions as the underwriter(s) reasonably require in order to expedite or facilitate the disposition of the Registerable Securities;

                    (ii) at the request of Investor, use its best efforts to furnish on the date that the Registerable Securities are delivered to the underwriter(s) for sale pursuant to such registration an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to Investor, stating that the S-3 Registration Statement has become effective under the Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; (B) the S-3 Registration Statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Act (except that such counsel need not express any opinion as to financial statements contained therein) and
(C) to such other effects as reasonably may be requested by counsel for the underwriter(s) or by Investor or its counsel;

                    (iii) make available for inspection by Investor, any underwriter participating in any disposition pursuant to the S-3 Registration Statement, and any attorney, accountant or other agent retained by Investor or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by Investor or any underwriter, attorney, accountant or agent in connection with the S-3 Registration Statement; and

                    (iv) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matter of the type customarily covered by cold comfort letters as Investor reasonably requests.

              (d) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to Investor, that Investor shall furnish to the Company at such time as the Company shall reasonably request such information regarding Investor, the Registerable Securities held by Investor, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registerable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.


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     3. INCIDENTAL REGISTRATION.

         (a) If, at any time subsequent to the date of this Agreement, the Company proposes to register, in an underwritten public offering, any of its equity securities (the "Priority Securities") under the Act (other than a registration (i) relating to shares issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company, or (ii) in connection with an acquisition by the Company of another company) in a manner which would permit registration of the Registerable Securities for sale to the public under the Act, it shall each such time, give prompt written notice to Investor of its intention to do so and of Investor's rights under this Section 3, at least thirty (30) days prior to the anticipated filing date of the registration statement (a "Company Registration Statement") relating to such registration. Such notice shall provide Investor the opportunity to include in the Company Registration Statement such number of the Registerable Securities as Investor may reasonably request.

         (b) Upon the written request of Investor made within twenty (20) days after the receipt of the Company's notice (which request shall specify the number of the Registerable Securities requested to be included in the registration), and subject to the provisions of Section 3(c) hereof, the Company will use its best efforts to effect the registration under the Act of all Registerable Securities which the Company has been so requested to register by Investor; PROVIDED, that (i) Investor must sell such Registerable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to Section 3(a) and prior to the effective date of the Company Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register the Priority Securities, the Company shall give written notice to Investor and shall thereupon be relieved of its obligation to register any of the Registerable Securities in connection with such registration.

         (c) In connection with any registration pursuant to this Section 3, if the managing underwriter advises the Company that, in its good faith view, the number of equity securities (including all Registerable Securities) which the Company, Investor and any other persons intend to include in such registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company will include in such registration (i) first, all the Priority Securities, and (ii) second, as many securities (including all Registerable Securities) requested to be included in such registration by Investor or persons other than the Company; PROVIDED, that if the number of securities requested to be included in such registration by Investor or such other persons, together with the number of Priority Securities, exceeds the number which the Company has been advised by the managing underwriter can be sold in such offering without having the adverse effect referred to above, then the number of securities (including all Registerable Securities) requested to be included in such registration by the Investor or persons other than the Company shall be reduced pro rata among the Investor and such other persons based upon the number of equity securities of the Company owned by such holders.


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     4. EXPENSES.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees and expenses incurred in connection with listing any of the Registerable Securities on any securities exchange, transfer taxes, fees of transfer agents and registrars and costs of insurance, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts, broker/dealer discounts and selling commissions applicable to the sale of the Registerable Securities, and fees and disbursements of counsel for Investor, are called "Selling Expenses."

          (b) All Registration Expenses, other than SEC filing fees relating to the Previously Owned Shares, shall be paid by Seller, or in the event such expenses are first paid by the Company, Seller shall reimburse the Company for all such expenses. All SEC filing fees relating to the Previously Owned Shares shall be paid by Investor, or in the event such expenses are first paid by the Company, Investor shall reimburse the Company for all such expenses. All Selling Expenses shall by paid by Investor.

     5. INDEMNIFICATION.

          (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless Investor, each of its directors, officers and each person, if any, who controls Investor, any underwriter (as defined in the Act) for Investor and each person, if any, who controls any such underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the S-3 Registration Statement or any Company Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse Investor and such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is affected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance on and in conformity with written information furnished expressly for use

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in connection with such registration by Investor or any such underwriter, or controlling person as the case may be.

          (b) To the fullest extent permitted by law, Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the S-3 Registration Statement or any Company Registration Statement, each person, if any, who controls the Company within the meaning of the Act or the 1934 Act, any underwriter or any of its directors or officers or any person who controls such underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject, under the Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Investor expressly for use in connection with such registration; and Investor will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Investor, which consent shall not be unreasonably withheld; and PROVIDED, FURTHER, that Investor shall be liable under this Section 5(b) for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds (net of underwriting discounts and commissions) to such Investor as a result of the sale of the Registerable Securities pursuant to the S-3 Registration Statement or any Company Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnified party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party; PROVIDED FURTHER, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified party, for the same counsel to represent the indemnified party and the indemnifying party or any affiliate thereof, such fees and expenses shall be paid by the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 only to the extent such failure is prejudicial to its ability to defend such action, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

          (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the

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indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and the opportunity to correct or prevent such statement or omission.

     6. REPRESENTATIONS AND WARRANTIES. Seller, Investor and the Company each represent and warrant to each other as follows:

          (a) The execution, delivery and performance of this Agreement by such party has been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, or any organizational documents of such party, or any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance or any nature whatsoever upon any of the properties or assets of such party.

          (b) This Agreement has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable in accordance with its terms.

     7. SUSPENSION OF REGISTRATION AND SALES.

          (a) Notwithstanding the provisions of Section 2, the Company's obligation to file a registration statement pursuant to Section 2, or cause such registration statement to become and remain effective, shall be suspended for a period (or periods) not to exceed forty-five (45) days in any eighteen (18) month period if the Company determines in good faith that: (i) such registration might (A) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company at the time the right to suspend is exercised, or (B) involve initial or continuing disclosure obligations that are not in the best interest of the Company's stockholders, or
(ii) there exists at the time material non-public information relating to the Company which in the reasonable opinion of the Company, should not be disclosed. The Company shall provide Investor written notice prior to any such suspension.

          (b) In the event:

               (i) Investor requests the registration of any of the Registerable Securities pursuant to Section 3 of this Agreement, or

               (ii) any subsequent registration of the Class A Common Stock of the Company (or any security convertible into or exchangeable for Class A Common Stock) shall be in connection with an underwritten public offering and Investor shall not request (or have the opportunity to request) the registration of any of the Registerable Securities, Investor agrees not to effect any sale or distribution of the Registerable Securities, whether pursuant to the S-3 Registration Statement, any sale pursuant to Rule 144 or any successor provision under the Act,


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or any other public sale (other than as part of such underwritten public offering) during the seven days prior to, and during the 120 day period which begins on the effective date of such registration statement, provided that Investor has received written notice of such registration at least two business days prior to the anticipated beginning of the seven day period referred to above. The 120 day period referred to in this subsection may be extended to a period not to exceed 180 days upon the underwriter's written reasonable request.

     8. RESTRICTIONS ON FURTHER SALES BY SELLER. As an inducement to the Company to register the Purchased Shares, Seller agrees that without the prior written consent of the Company, Seller will not to make any additional sale or transfer of the Class A Common Stock of the Company currently held by Seller for a period of one year from the date of this Agreement. The parties acknowledge that Seller has previously delivered certain of its stock certificates representing shares of the Company's Class A Common Stock currently held by Seller to certain banks as collateral for loans made by such banks to Seller. The parties expressly agree that the restrictions imposed on Seller in this Section 8 shall not apply to any lender who holds shares of the Company's Class A Common Stock as collateral for a loan made (or to be made) to Seller, and that the terms and provisions of any such loan arrangements shall not be affected by this Agreement.

     9. MISCELLANEOUS

          (a) CONDITION SUBSEQUENT. In the event the closing of the Stock Purchase Agreement does not occur, this Agreement shall be null and void and all obligations of the parties pursuant to this Agreement shall immediately terminate.

          (b) CHANGES IN REGISTERABLE SECURITIES. If, and as often as, there is a change in the Registerable Securities by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Registerable Securities as so changed.

          (c) INFORMATION AVAILABLE. For so long as the Company has an obligation to maintain the effectiveness of the S-3 Registration Statement, the Company shall furnish to Investor:

              (i) as soon as practicable (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (A) its Annual Report to Stockholders (which shall contain financial statements audited in accordance with generally accepted auditing standards certified by a national firm of certified public accountants); (B) its Annual Report on Form 10-K; (C) its quarterly reports on Form 10-Q (the foregoing, in each case, excluding exhibits); and (D) its current reports on Form 8-K, if any, and

              (ii) upon the request of Investor, all exhibits excluded by the parenthetical to subsection (c)(i)(C) of this Section 9, in the form generally available to the public.


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          (d) SUCCESSORS AND ASSIGNS. The rights and obligations set forth in this Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto. The rights and obligations set forth in this Agreement shall not be assignable by any party hereto without the express written consent of all other parties; PROVIDED that any party may freely assign its rights and obligations under this Agreement to an "Affiliate" of such party; and PROVIDED, FURTHER, that Investor may also freely assign its rights and obligations under this Agreement to any banks or other lenders (or their agents) who hold any of the Registerable Securities as collateral. For purposes of this subsection, "Affiliate", shall mean, with respect to any party, any natural person or firm, corporation, partnership, association, trust or other entity which controls, is controlled by, or is under common control with, the subject party.

          (e) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

          (f) FURTHER ASSURANCES. Each of the parties hereto agrees to take or cause to be taken such further actions, to execute and deliver or cause to be executed and delivered such further documents and instruments, and to obtain such consents as may be necessary or as be reasonably requested in order to fully effectuate the purpose, terms and conditions of this Agreement.

          (g) GOVERNING LAW. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York.

          (h) ARBITRATION. Any and all claims arising under or relating to this Agreement and its subject matter shall be finally resolved only by arbitration under the rules of conciliations and arbitration of the International Chamber of Commerce by three (3) arbitrators appointed according to its rules and not by any judicial body or forum. Arbitration shall take place in Geneva, Switzerland and shall be conducted in the English language. Any arbitration award or judgment shall be enforceable in any forum worldwide with jurisdiction over the party against whom the arbitration award or judgment is to be enforced. The parties intend that in any such arbitration proceeding that the arbitrators grant broad discovery relevant to the claims to be arbitrated. The losing party in the arbitration (as determined by the arbitral tribunal) shall pay all costs (including reasonable legal fees and disbursements) incurred by the prevailing party in connection therewith. Each party hereby waives any and all rights to, and hereby covenants not to bring, any lawsuit, arbitration or other proceeding in any jurisdiction, judicial body or forum arising under or relating to this Agreement or its subject matter (other than an arbitration proceeding described above or a legal proceeding solely to enforce the award or judgment of such arbitration proceeding).

          (i) NOTICES. All notices given under this Agreement shall be in writing and shall be personally served or delivered by a private courier service of international standing and recognition with charges prepaid, or transmitted by facsimile, addressed as set forth below, or such other address as such party shall have specified most recently by written notice:


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                  If to Seller:             Leisure Ventures PTE Ltd.
                                            c/o Kuo Investment Co.
                                            55 Fifth Avenue
                                            New York, New York 10003
                                            Attn: Steven Grapstein
                                            Fax: 212-486-1314

                  with a copy to:           Gray, Harris & Robinson, P.A.
                 (which shall               201 East Pine Street
                 constitute notice)         Suite 1200
                                            Orlando, Florida 32801
                                            Attn: Byrd F. Marshall, Jr.
                                            Fax: 407-244-5690

                  If to Investor:           Kingdom Planet Hollywood, Ltd.
                                            c/o Kingdom Holding Company
                                            P.O. Box 8653
                                            Riyadh 11492
                                            Kingdom of Saudi Arabia
                                            Attn: Mustafa Al Hejailan/Gary Davis
                                            Fax: 966-1-481-1954

                  with a copy to:           Hogan & Hartson L.L.P.
                  (which shall              Columbia Square
                  constitute notice)        555 13th Street, N.W.
                                            Washington, D.C. 20004-1109
                                            Attn: Mark E. Mazo
                                            Fax: 202-637-5910

                  If to Company:            Planet Hollywood International, Inc.
                                            8669 Commodity Circle
                                            Orlando, Florida 32819
                                            Attn: General Counsel
                                            Fax: 407-345-1115

                 with a copy to:            Gray, Harris & Robinson, P.A.
                 (which shall               201 East Pine Street
                 constitute notice)         Suite 1200
                                            Orlando, Florida 32801
                                            Attn: Byrd F. Marshall, Jr.
                                            Fax: 407-244-5690

Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by facsimile. Notice otherwise sent as provided herein shall be deemed given or delivered on the third business day following delivery of such notice to a reputable overnight courier service.


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          (j) BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

          (k) COUNTERPARTS AND FACSIMILES. This Agreement may be executed in one or more counterparts by the parties hereto. All counterparts shall be construed together and shall constitute one agreement. Each counterpart shall be deemed an original hereof notwithstanding less than all of the parties may have executed it. All facsimile executions shall be treated as originals for all purposes.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   Page 11 of 12

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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first written above.


                           LEISURE VENTURES PTE, LTD.


                           By:____________________________
                           Name:_________________________
                           Its:____________________________



                           KINGDOM PLANET HOLLYWOOD, LTD.


                           By:____________________________
                           Name:_________________________
                           Its:____________________________



                           PLANET HOLLYWOOD INTERNATIONAL, INC.


                           By:____________________________
                           Name:_________________________
                           Its:____________________________



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